UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2009 (November 16, 2009)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On November 16, 2009, the Registrant issued a press release announcing financial results for the third quarter ended September 30, 2009.  A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

The Registrant will hold a conference call on Monday, November 16, 2009 at 1:30 p.m. PST (4:30 p.m. EST).  This call will be webcast on the Registrant’s website at www.premierpower.com. To participate on the call, please dial (877) 941-4778 if you are located in the United States and (480) 629-9763 if you are located outside the United States and request the “Premier Power” conference call.  A telephone replay will be available for two hours after the call through November 23, 2009 by dialing (800) 406-7325 if you are located in the United States and (303) 590-3030 if you are located outside the Untied States, and all parties will need the following replay pass code: 4183692.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: November 16, 2009	By:	/s/ Dean Marks
Dean Marks Chief Executive Officer and President